VICTORY ENERGY CORPORATION

(OTCQX: VYEY)







A Public Pure Play Permian Basin Company

September 2014

Forward-Looking and Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this press release, the words "will," "potential," "believe," "estimated," "intend," "expect," "may," "should," "anticipate," "could," "plan," "project," or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Among these forward-looking statements are statements regarding EURs, estimated BOE, estimated future gross undiscounted cash flow and estimated drilling and completion costs. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, including but not limited to, changes to drilling plans and schedules by the operators of prospects, overruns in costs of operations, hazards, delays, and any other difficulties related to drilling for and producing oil or gas, the price of oil, NGLs, and gas, results of marketing and sales of produced oil and gas, estimates made in evaluating reserves, competition, general economic conditions and the ability to manage and continue growth, and other factors described in the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and any updates to those risk factors set forth in the Company's Quarterly Reports on Form 10-Q. Further information on such assumptions, risks and uncertainties is available in the Company's other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's website at www.sec.gov, and on the Company's website at www.vyey.com.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Company Profile

- **High growth oil and gas E&P company focused on creating shareholder value through the acquisition and development of assets in the World Class Permian Basin**
- The company currently holds interests in high profile plays such as the Spraberry, Wolfcamp, Wolfberry, Mississippian, Cline and Fusselman formations.
- Victory is growing cash-flows through sustainable low-risk vertical well development and acquisitions
- Established as Victory Energy in 2006 and headquartered in Austin, Texas, with additional technical resources located in Midland, Texas

Financial Profile [1]	
Ticker	VYEY
Share Price	$0.42
Market Cap	$11.9 M
Shares Authorized	47.5 M
Shares Outstanding	28.6 M
Float [2]	21.0 M
Warrants Issued	6.01 M
Cash	$1.2 M
Debt	$0.8 M
Current Liquidity [5]	$26.2 M

Asset Profile [3]	
Total Proved Reserves PV-10	$3.9 M
Total Proved Reserves PV-0	$6.3 M
2013 E&P Capex	$2.0 M
2014 Estimated E&P Capex	$15.0 M

2012 – 2013 Year Over Year Growth Rates [4]	
Mineral & Drilling Investments	81%
Proved Reserves (PV-10)	88%
Oil as a percentage of production	130%
Revenue from hydrocarbon sales	116%

(1) [illegible]
(2) [illegible]
(3) [illegible]
(4) [illegible]
(5) [illegible]

Investor Highlights

- Public-Pure-Play-Permian Focused company
- Early stage rapid-growth company
- Oil and liquid rich gas focus, growing reserves and cash flow
- Experienced management team and operators
- Asset value upside – PUD, Probable and over 50 additional exploration and development well locations in the portfolio
- $35M in Capex available through bank credit facility and Aurora Energy Partners





Business Model

- **Low-risk vertical well development on existing and acquired properties.**
  - Focus on well-known basins with break-even points below $55 per barrel of oil. [1]
  - Locate multi-well drilling opportunities that provide three or more years of drilling inventory.
  - Focus acquisitions on lower risk development opportunities that offer significant seismic and analogous well data support.
- **Target predictable resource plays with favorable operating environments, consistent reservoir quality across multiple horizons, long-lived reserve characteristics and high drilling success rates.**
  - Permian vertical wells typically deliver greater than $2 M of proved reserve value for every $1 M of Capex spent to drill and complete a well. ("Capex multiple"). [2]
  - Return of investment capital occurs in 12-24 months.
- **Leverage both internal capabilities and key industry relationships to partner with proven and experienced operators and acquire high-grade working interest positions in predictable, low-to-moderate risk oil and gas prospects.**
  - Target 5%-25% working interest in Permian Basin, oil and liquids rich gas prospects
  - The operator must have an established track record and a team of quality management, geologists, engineers and service providers who have worked together on similar plays.
  - The operator must have a significant portion of the risked working interest.
  - Plan to build-out our in-house operating capacity. with hiring to begin in early 2015
- **Through an established bank credit facility and access to additional capital through Aurora Energy Partners, the Company has access to $35M in investment capital.**

(1) 2013 Standard & Poor's Report (appendix)
(2) Based on independent third party reserve reports and 2013 and Q1 2014 sales

2014 Strategic Financial Deliverables

VICTORY ENERGY CORPORATION

INCREASE RESERVES

- Deploy $15 million of new capital towards E&P development and acquisitions
- Create more than $30 million in proved reserves
- Target longer-life, quality prospects with improved PUD opportunity
- Expand strategic relationships, geographical reach and quality operators
- Focus on Permian Basin wells with 75% or higher liquids profile

IMPROVE RETURNS

- Reduce F&D costs; shift investment mix to include higher working interest projects with upside potential; focus more on oil and liquids rich gas
- Continue to drive down G&A expenses as a percent of revenue
- Achieve higher annual production rates
- Maintain optimal balance of oil vs. liquids rich gas production

MANAGE BALANCE SHEET

- Disciplined use of acquisition capital as needed and when deployable
- Short-term capital deployment focused on growing cash-flow
- Secondary capital deployment focused on upside development
- Leverage and balance private capital, equity and debt to provide additional development funds into 2015

Established Capital Sources for Sustained Growth

VICTORY ENERGY CORPORATION

AURORA ENERGY PARTNERS

(50/50 owned by Victory and Navitus)

- Financial relationship established in October 2011
- Members include sophisticated investors & boutique private equity
- $10 M private placement now underway *(Navitus Partners)*
- Issue of VYEY warrants with each investment provides additional capital at a later date
- Largest investors are represented on the Victory board of directors

BANKING AND OTHER RELATIONSHIPS

- Midland banking relationship established in February 2014
- Agreement provides for $25 M credit facility for operations and acquisitions
- Allows Victory to acquire capital as needed and when deployable
- Additional relationships will be developed as needed, which could include a future VYEY institutional private equity round
- Institutional round provides basis for moving to a larger exchange

Why Focus on the Permian Basin?



104°
102°
100°
34°
32°
30°
TEXAS
NEW MEXICO
MEXICO
El Paso
Guadalupe Mts.
Capitan Reef
NORTHWESTERN SHELF
Carlsbad
CENTRAL BASIN PLATFORM
MIDLAND BASIN
Midland
Odessa
EASTERN SHELF
Colorado
Pecos
DELAWARE BASIN
DIABLO PLATFORM
Rio Grande
SHEFFIELD CHANNEL
SOUTHERN SHELF
Marathon
VAL VERDE BASIN
HOVEY CHANNEL
OUACHITA-MARATHON OROGENIC BELT
0 50 100 miles
0 50 100 150 km
Carbonate reef
Platforms
Basins
© 2007 Encyclopædia Britannica, Inc.

Q2 Baker Hughes Rig Count Report (appendix)
Standard & Poor's 2013 Report (appendix)
Pioneer Natural Resources June 2014 Report (appendix)

- The play is the largest oil field in the U.S. (Baker-Hughes rig count & Pioneer recoverable resources). [1,2]
- Predictable vertical well economics deliver break-even points at less than $55 per bbl (Midland Basin). [3] Standard & Poor's 2013 Report
- Increased use of enhanced-recovery practices has produced a substantial impact on U.S. oil production, making up 71% of all oil production in Texas and 17% of total U.S. production at the end of 2013.
- The estimated ultimate recovery (EUR) for a Permian Basin vertical well is between 75,000 and 150,000 BOE, with horizontal wells yielding averages from 350,000 to more than 600,000 BOE.
- Vertical wells represent 58% of current drilling (6/14)
- According to industry consultants, production in the Permian Basin is estimated to grow 60% between now and 2016, reaching a total of 1.8 million barrels per day.

Diversified Permian Basin Portfolio



Cochran
Hockley
Lubbock
Crosby
Dickens
Lincoln
N. Delaware Core Bone Spring
Chaves
Yoakum
Terry
Lynn
Garza
Kent
HZ Results Coming in 1H14
NEW MEXICO
Lea
Gaines
Dawson
Borden
Scurry
Fisher
Eddy
Central Delaware Core Bone Spring & Wolfcamp
Otero
Andrews
Martin
Howard
Mitchell
Nolan
W. Midland Core Wolfcamp
Morgan
Fairway
Central Midland Core Wolfcamp & Cline
TEXAS
Loving
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Tom Green
Culberson
Ward
Crane
Upton
Reagan
Irion
S. Delaware Core 3rd Bone Spring & Wolfcamp
Reeves
Bootleg Canyon
Pecos
S. Midland Core Wolfcamp
Adams Baggett
Schleicher
Jeff Davis
Brewster
Terrell
Sutton

- **Fairway Project *(Proved Producing)***
  - Glasscock & Howard Counties
  - 80% oil, 20% gas
  - 4,050 gross acres
  - At least 40 more drilling locations with 80 acre spacing
  - 10% WI / 7.5% NRI
  - Fusselman & Wolfberry
- **Bootleg Canyon *(Proved Producing)***
  - Pecos County
  - 75% oil, 25% gas
  - ~5,000 gross acres
  - Est. 7 more drilling locations
  - 5% WI / 3.75% NRI
  - Ellenburger and Connell
- **Adams Baggett *(Proved Producing)***
  - Crockett County
  - 100 % High Btu gas
  - ~180 gross acres
  - Fully developed
  - 100% WI in 7 wells (75% NRI)
  - 50% WI in 2 wells (38% NRI)
  - Canyon Sandstone
- **Morgan *(Proved Producing)***
  - Martin County
  - 80 gross acres
  - 3% WI / 2.25% NRI
  - Sprayberry & Wolfcamp
- **Near-term Acquisitions**
  - Focus areas are in Glasscock and Howard Counties
  - Primarily PDP focused

Additional individual property detail can be found in the appendix

Permian Oil Focus is Driving 2014 Results

Historical Annual Revenue Growth


($)
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
56% (3) Year Revenue CAGR Expected to Continue
305,180
326,384
735,413
2014
Target:
$1,163,828
Mid Year
2011
2012
2013
2014

2014 BOE Per Day Exit Volumes Outlook


175
150
125
100
75
50
25
0
67% (4) Quarter BOE/PD CAGR Expected to Continue
32
50
64
150
Q1
Q2
Q3
Q4

2014 Revenue Guidance


400,000
300,000
200,000
100,000
0
Acquisition of Fairway Project
194,983
237,977
325,750
405,117
Q1
Q2
Q3
Q4

2014 % Oil Guidance Averages


100%
75%
50%
25%
0%
44%
51%
60%
71%
Q1
Q2
Q3
Q4

Proved reserves based on mid-year SEC case as of 8/1/2014. Additional data sourced from Q1 and Q2 filings. Guidance forecasted based on internal reporting and future acquisition prospects.

2014 Reserve Acceleration Underway

Seven Month Acceleration in 2014



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$
2,422,100
54,042
105,938
565,030
830,160
3,937,270
32% increase in proved reserves
56% increase in 2P PV-10 reserves
296% reserve replacement
2013
PUD
PDP
PDNP
Prob.
July 31, 2014

PV-10 Reserves Growth



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$
9,930,370
YE 2014 Guidance
40% Anticipated CAGR for Reserves
3,937,270
As of July 31, 2014
1,357,400
1,745,300
2,422,100
2011
2012
2013
2014

Proved reserves based on SEC mid-year reserve case as of 7/31/2014.
Guidance based on anticipated 2014 development and acquisitions.

Reserve Breakdown August 2014

Reserves	Oil Mbbl	Gas MMcf	Total MBOE	Revenue	PV-0	PV-10
PDP	27.22	667.28	140.10	$6,470,890	$3,440,490	$2,185,490
PDNP	11.5	21.18	15.03	$1,242,690	$722,810	$565,030
PUD	12.76	11.44	14.67	$1,287,100	$714,300	$396,590
Probable	28.42	44.23	35.76	$3,016,50	$1,385,710	$830,160
Total Reserves	**79.9**	**754.13**	**205.59**	**$12,017,180**	**$6,313,310**	**$3,937,720**

- PDP remains the largest contributor.
- PUD and PDNP growth attributed to the June 2014 addition of Fairway prospect.
- Anticipate a significant increase in PDP from drilling and year end acquisitions.


PV-0
PDNP, 16%
PUD, 14%
PDP, 70%


PV-10
PDNP, 17%
PUD, 13%
PDP, 70%

Proved reserves based on SEC mid-year case as of 8/1/2014.

Fairway is in the Heart of the "Tier 1" Zone


Tier 1
Tier 2
Pioneer Land
Pioneer Wolfcamp B wells
Wolfcamp B depth contour
Mabee K #1H
24-hr IP: 1,572 BOEPD
Peak 30-day avg. rate: 1,040 BOEPD
~76% oil
6,671' lateral length
4 Third-party wells
Avg. 24-hr IP: 872 BOEPD
~4,340' avg. lateral length
Fairway
Ector Co.
Sterling Co.
Coke Co.
DL Hutt C #1H
24-hr IP: 1,693 BOEPD
Peak 30-day avg. rate: 1,402 BOEPD
~75% oil
7,380' lateral length
2 Giddings Wells
Avg. 24-hr IP: 845 BOEPD
Peak 30-day avg. rate: 669 BOEPD
~75% oil
5,300' avg. lateral length

Source: Pioneer 2013, 3Q Report

- Tier 1 is highest prospectivity acreage, as determined by several geologic properties, including:
  - Original oil in place (OOIP)
  - Kerogen content
  - Thermal maturity
  - Porosity
  - Brittle mineral fraction (fracability, low clay content)
- Geologic maps based on:
  - >70,000 logs
  - >1,400 square miles of 3-D seismic
  - >4,000 feet of core

Industry Wolfcamp B Prospectivity

- 4.8 MM risked acres (Upper B and Lower B)
- >34,000 potential well locations on 140-acre spacing
- 450 MBOE to 1 MMBOE EUR per well

~22 BBOE Resource Potential

Fairway 4,050 Acre Economic Plan & Assessment

- The company plans to grow reserves through drilling, improve the property's current cash-flow and drive up property valuation via a three year or shorter development plan
- Total three year acquisition and drilling Capex of $11.2 million
  - $5 million purchase price
  - $6.2 million three year drilling program (low risk exploration and development)
  - 26 wells planned to be drilled by mid-year 2016 or earlier
- Cash-flow at end of three year period offers better than 60% IRR
  - Total 3 year EBITDA of $8.3 million with $3.1 million occurring in year three
  - EOY 2016 daily flow rate estimate of 143 BOE to our 7.5% NRI
    - At $115,000 per flowing barrel the sale price is $16,4 million [1]
    - At $152,000 per flowing barrel, the sale price is $21.7 million [1]
- Based on current comparable flowing barrel sales in this area ($115k - $152K), the company anticipates a late 2016 or early 2017 divestiture of the asset
- That's $24.7 to $30 million cash on cash return for the $11.9 million of investment

(1) 2014 acquisition and divestiture comps in Glasscock County Texas

Fairway Geology Offers Stacked Pay Upside

- Both the Fusselman and Wolfberry formations are productive in the acreage
- Potential for future Cline development as nearby horizontal completions improve



Phase 1 – Fusselman
Phase 2 – Wolfberry
Cline Upside
3,900' -5,700'
Clearfork
Upper Spraberry
Lower Spraberry
Dean
5,000' – 6,500'
Upper Wolfcamp
6,000' – 8,000'
Middle Wolfcamp
7,000' -8,300'
Lower Wolfcamp
Upper Cline Shale
9,000' – 9,500'
Lower Cline Shale
Strawn
Atoka
Barnett
Woodford
Devonian
9,500' -10,000'
Fusselman
Midland Vertical Target
Wolfcamp Shale Target
Cline Shale Target

2014 Acquisition and Development Plan

1. Drill and complete undeveloped leasehold on current high-value properties
2. Sell properties with limited development upside and re-deploy capital to properties with higher production and more than three years of development *(i.e. Lightnin' to Fairway)*
3. Acquire development acreage and production in the Midland Basin (Fairway Prospect, June 2014)
   - Over 12 months of production history (Net 64 BOEPD)
   - 4,050 gross acres
   - Double monthly cash-flow
   - Significant reserves and cash-flow upside available from 40 probable undeveloped drilling locations.



NEW MEXICO
TEXAS
MIDLAND BASIN
EASTERN SHELF
DELAWARE BASIN
CENTRAL BASIN PLATFORM

4. Acquire additional Midland Basin properties with 90%+ of valuation based on PDP (late Q3 to early Q4)
5. Conclude the year with over $10 million in PV10 reserves

Experienced E&P Management

Kenneth Hill (CEO)

- Served as Victory's COO from Jan. 2011 – Jan. 2012.
- 21 years of professional experience, seven in E&P.
- Previously held titles of Interim CEO, VP of Operations and VP Investor Relations with another publicly traded E&P company.
- Member of the first 20 employees at Dell Inc.
- Business Management and Business Marketing Southwest Texas State University (now Texas State University). The University of Texas Graduate School of Business Executive Education program, The Aspen Institute and the Center for Creative Leadership.

Fred Smith (CFO)

- Energy Finance Executive with 36 years of proven leadership in financial and operational reporting, internal controls and SOX (public and private) compliance, tax, legal and information systems.
- 20 years with Louisiana Land & Exploration Co
- 7 years experience with ConocoPhillips as a Director in upstream accounting services & policy consultant
- 4 years as Corporate Controller for Pioneer Natural Resources
- CAO with MagnumHunter and River Gas Corp.
- B.S. in Accounting from Univ. of New Orleans and Certified Public Accountant (CPA)

Independent Expertise and Operators

- The company also utilizes a team of third-party professionals on an as-needed basis. This team includes geologists for property evaluation, assessment and reservoir engineering resources for the analysis of current and new properties. Each independent operator utilized by the company also has their own array of targeted experts.

David McCall (General Counsel, Director)

- Over 35 years of oil and gas industry law centered on the upstream, midstream and downstream activities of major and independent oil companies.
- His expertise encompasses all aspects of oil and gas operations.
- Recognized as one of the top oil and gas attorneys in the United States.
- Member of the Bar, State of Texas: a Life Fellow, Texas Bar Association and Founding Fellow, Austin Bar Association.

Cliff Hair (VP of Land and Development)

- Over 40 years of oil and gas experience in prospect evaluation, acquisition, exploration, drilling, development and divestitures. This includes 25 years of Management and Executive level experience.
- Mr. Hair is the founder and managing member of privately held C&F Minerals LLC. He has run this privately owned company since 1985.
- Held the position of Division Land Manager for Samedan Oil Corporation (NYSE - Noble Affiliates).
- Held the position of Exec. VP for Costilla Energy Inc. (NYSE)
- BBA in Accounting at The University of Houston, member of the Permian Basin Landman's Association, the Permian Basin Oil and Gas Association and serves on the Board of Director's for Habitat for Humanity Permian Basin.

Investment Summary

VICTORY ENERGY CORPORATION

- Proven management team with over 175 years of combined oil and gas experience
- Predictable IRRs offered by the largest resource play in the U.S. (Permian Basin)
- Significant access to proved producing properties and development project deal flow
- Strong balance sheet – excellent capital liquidity
  - Low cost capital source via $25 M bank credit facility
  - $10 M private equity placement through the Aurora partnership is underway
  - Improving cash-flow and proved reserves from near-term acquisitions
- Ground-floor entry into fast growing publicly traded company
  - EOY 2014 estimated revenue from hydrocarbon sales up 58% vs. EOY 2013
  - EOY 2014 estimated proved reserves (PV-10) value up 309%+ vs. EOY 2013
  - EOY 2014 estimated flowing BOE per day value up 368%+ vs. EOY 2013
  - EOY 2014 estimated oil as a percent of production up 101% vs. EOY 2013
  - Recent addition of new credit facility and Aurora investment will accelerate future growth
- The opportunity pipeline and new technology deployment has combined to deliver lower F&D costs; higher volumes, longer life assets, incremental revenue and higher EBITDA

Contacts

Victory Energy Corporation

Kenneth Hill, CEO
Email: Kenny@vyey.com
Phone: (512) 347-7300
www.vyey.com



Investor Relations

Derek Gradwell
Senior Vice President, Natural Resources – MZ North America
Main: 212-301-7130
Direct: 512-270-6990
Email: dgradwell@mzgroup.us
www.mzgroup.us

VICTORY
ENERGY CORPORATION

(OTCQX: VYEY)

Appendix and Support Material

Review of Significant Properties

Fairway (Proved and Producing)

Description

- Acquired June 2014 (over 4,560 acres)
- Located in Glasscock and Howard County, TX
- Conventional drilling play (vertical)
- Six producing oil wells as of May 1, 2014
- Five new wells drilled and in various stages of completion as of August 1, 2014
- Three wells remain to be drilled in 2014
- 40 future well locations available for low risk exploration
- Formation focus – Fusselman and Wolfberry (oil)
- Operator is Trilogy Operating (Midland, TX)

Reserves and Production Model to 7.5% NRI

Production estimated to occur through 2027	
Gross EUR (BOE) per well	75,000 to 215,000
Net EUR (BOE) per well	5,625 to 16,125
Percent Oil	80%
Percent Gas	20%

Vertical Well Economic Summary

Well cost to the 100%	$1.8M to $2.1M
Working Interest	10%
Net Revenue Interest	7.5%
Well Costs to working interest	$180,000 to $210,000
Anticipated IRR	>50%


Colorado
Kansas
Arkansas
Oklahoma
New Mexico
Lubbock
Fort Worth
Dallas
Tyler
Texas
Waco
Louisiana
Austin
Houston
Galveston
Mexico
VICTORY

Fairway is in the Heart of the "Tier 1" Zone



Tier 1
Tier 2
Pioneer Land
Pioneer Wolfcamp B wells
Wolfcamp B depth contour
Mabee K #1H
24-hr IP: 1,572 BOEPD
Peak 30-day avg. rate: 1,040 BOEPD
~76% oil
6,671' lateral length
4 Third-party wells
Avg. 24-hr IP: 872 BOEPD
~4,340' avg. lateral length
Ector Co.
Sterling Co.
Coke Co.
DL Hutt C #1H
24-hr IP: 1,693 BOEPD
Peak 30-day avg. rate: 1,402 BOEPD
~75% oil
7,380' lateral length
2 Giddings Wells
Avg. 24-hr IP: 845 BOEPD
Peak 30-day avg. rate: 669 BOEPD
~75% oil
5,300' avg. lateral length

- Tier 1 is highest prospectivity acreage, as determined by several geologic properties, including:
  - Original oil in place (OOIP)
  - Kerogen content
  - Thermal maturity
  - Porosity
  - Brittle mineral fraction (fracability, low clay content)
- Geologic maps based on:
  - >70,000 logs
  - >1,400 square miles of 3-D seismic
  - >4,000 feet of core

Industry Wolfcamp B Prospectivity

- 4.8 MM risked acres (Upper B and Lower B)
- >34,000 potential well locations on 140-acre spacing
- 450 MBOE to 1 MMBOE EUR per well

~22 BBOE Resource Potential

Source: Pioneer 2013, 3Q Report

Bootleg Canyon (Proved and Producing)

Description

- Acquired April 2011 (over 5,000 acres)
- Located in Pecos County, TX
- Conventional drilling play (vertical)
- Three wells completed with seven remaining
  - 2 oil wells with EUR of 187,240 BO
  - 1 gas well flowing to sales with daily flow at 475 mcf 188,000 BOE
  - 1 PUD location
  - Several additional drilling locations
- 3D seismic supported
- Formation focus – Ellenberger (oil) & Connell (gas)
- Operator is V.F. Petroleum (Midland, TX)

Reserves and Production Model to 3.75% NRI

Production estimated to occur through 2027	
Gross EUR (BO) per well	187,240 BO
Net EUR (BO) per well	6,909 BO
Gross EUR, ten wells	1,872,400 BO
Net EUR, ten wells	69,090 BO
Percent Oil	75%
Percent Gas	25%

Vertical Well Economic Summary

Well cost to the 100%	$1.55M
Working Interest	5%
Net Revenue Interest	3.75%
Well Costs to working interest	$78,000
Return on capital multiple	7.79


Colorado
Kansas
Arkansas
Oklahoma
New Mexico
Amarillo
Lubbock
Fort Worth
Dallas
Arlington
Tyler
Texas
Louisiana
El Paso
Odessa
Midland
Waco
Austin
Houston
San Antonio
Galveston
Mexico

Adams Baggett Gas Field (Proved and Producing)

Description

- Acquired 2008 (180 acres)
- Located in Crockett County, TX
- High Btu natural gas production
- Nine vertical gas wells completed and on production
- No remaining locations available
- Formation focus – Canyon Sandstone (4,300-4,900')
- Operator is Cambrian Management (Midland, TX)

Per Well Economics

• Well cost to the 100%	$600K
• Working Interest in 7 wells	100%
○ Net Revenue Interest	75%
• Working Interest in 2 wells	50%
○ Net Revenue Interest	38%
• High Btu premium price to market of	28%

Reserves and Production Model to 75% NRI

• Gross EUR for the field	937.48 MMcf
• Net EUR for the field	599.80 MMcf
• Estimated Net future cash flow from proved reserves of	$1.7M


Colorado
Kansas
Oklahoma
Arkansas
New Mexico
Texas
Louisiana
Mexico
VICTORY

Chapman Ranch (Proved and Producing)

Description

- Acquired in April 2012 (320 acres)
- Located in Nueces County, TX.
- Conventional drilling play (vertical)
- One well completed and on production
- Formation focus – Frio Sands (7,800')
- Operator is Hurd Operating (Corpus Christi, TX)

Per Well Economics

Well cost to the 100%	$1.2M
Working Interest	5%
Net Revenue Interest	3.75%
Well cost to working interest	$78,000


Colorado
Kansas
Arkansas
Oklahoma
New Mexico
Texas
Louisiana
Mexico
Wichita Falls
San Antonio
Galveston
El Paso
VICTORY

Reserves and Production Model to 75% NRI

Gross EUR for the well (BOE)	65,000
Net EUR (BOE)	1,733
Average daily gross production (BOE)	40

Permian Basin Data

Largest U.S. Oil Fields


Estimated Recoverable Resource (BBOE)1
0
25
50
75
Spraberry/Wolfcamp
Eagle Ford Shale
Prudhoe Bay, AK
Bakken Shale
Delaware Basin
East Texas Basin
Midway-Sunset, CA
Wilmington, CA
Kuparuk River, AK
Kern River, CA
Thunder Horse, GOM
Yates, West TX
Belridge South, CA
Wasson, West TX
Elk Hills, CA
Panhandle, TX

Spraberry/Wolfcamp is the largest oil field in the U.S.

1) Cumulative production + estimated remaining recoverable resource
Source: DOE, EIA, ITG and other sources

Predictable Economics Deliver Predictable Outcomes

Our current focus is on vertical wells with $49 - $55 WTI Oil Price Break Even


Estimated Internal Rates of Return *
35%
30%
25%
20%
15%
10%
5%
0%
32%
25%
24%
22%
20%
10%
4%
Eagle Ford - oil Window
Bakken-core
Eagle Ford - condensate/wet gas
Permian-Wolfcamp (Midland Basin)
Steam-assisted gravity drainage
Permian-Bone Spring
Bakken-noncore


S&P's Estimated Break Even WTI Oil Price*
US$/Barrel
$80
$70
$60
$50
$40
$30
$20
$10
$-
$47
$49
$51
$55
$64
$74
Eagle Ford - oil Window
Permian-Wolfcamp (Midland Basin)
Bakken-core
Steam-assisted gravity drainage
Permian-Bone Spring
Bakken-noncore

** Returns are based on Standard & Poor's West Texas Intermediate price assumptions of US$85 per barrel for 2013, US$80 for 2014, and US$75 thereafter.*

Permian Dominance in Rig Count



U.S. Well Count
Q2 2014
BAKER HUGHES
Other
2,707 Wells • 420 Rigs
6.45 Wells per Rig
Williston
677 Wells • 181 Rigs
3.74 Wells per Rig
DJ-Niobrara
287 Wells • 55 Rigs
5.22 Wells per Rig
Mississippian
386 Wells • 76 Rigs
5.08 Wells per Rig
Cana Woodford
65 Wells • 25 Rigs
2.60 Wells per Rig
Arkoma Woodford
32 Wells • 6 Rigs
5.33 Wells per Rig
Granite Wash
164 Wells • 65 Rigs
2.52 Wells per Rig
Fayetteville
147 Wells • 9 Rigs
16.33 Wells per Rig
Ardmore Woodford
36 Wells • 7 Rigs
5.14 Wells per Rig
Permian
2,670 Wells • 545 Rigs
4.90 Wells per Rig
Haynesville
105 Wells • 44 Rigs
2.39 Wells per Rig
Eagle Ford
1,186 Wells • 217 Rigs
5.47 Wells per Rig
Barnett
261 Wells • 25 Rigs
10.44 Wells per Rig
Utica
95 Wells • 39 Rigs
2.44 Wells per Rig
Marcellus
576 Wells • 82 Rigs
7.02 Wells per Rig
Total U.S. Land
9,394 Wells • 1,796 Rigs
5.23 Wells per Rig

Source: Baker Hughes Incorporated

Vertical Activity Growing, Horizontal Activity Less Than Half

Counties: Andrews, Borden, Crockett, Dawson, Ector, Gaines, Glasscock, Howard, Irion, Martin, Midland, Mitchell, Reagan, Schleicher, Scurry, Sterling, Tom Green and Upton



96% Vertical Rigs
58% Vertical Rigs
Vertical Rigs
42% Horizontal Rigs
(up from 23% in early 2013)
4% Horizontal Rigs
Horizontal Rigs
350
300
250
200
150
100
50
0
Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14

Source: Rig count data provided by Baker Hughes, 6/20/14

VYEY Horizontal Decision Metrics (Best Cost Curve Drives Choice)

VICTORY ENERGY CORPORATION


Low
High
Finding and Development Costs
PHASE I
Exploratory
(Defining Reservoir Parameters)
PHASE II
Research & Development
(Reasonable Certainty, Reliable Technology)
PHASE III
Exploitation & Optimization
(Consistency, Repeatability, Economically Producible)
Early Development
Geoscience
Regulatory
Horizontal
Drilling
Completion
Infrastructure Marketing
Economy of Scale
Statistical Optimization
Low
Production and Ultimate Recovery Rates Improve
High

- Deploy capital in the sweet spot
- Completion techniques for optimal EUR and lower drilling costs provide more predictable returns
- Lower cost acreage positions remain available
- Geoscience and other technical data provide solid guidance for analogous well log analysis and soil testing.

Opportunity for Secondary Development

The Permian is also attractive because it has multiple pay zones – some of which are extremely amenable to horizontal drilling *(Develop vertical now, horizontal later)*



Depth in Feet
6900
7400
7900
8400
8900
9400
9900
10400
10900
11400
SPBRY
DEAN
WC
WC_B_SHALE
LOWER_WC
CISCO/CLINE
STRAWN
ATOKA/BEND
MISS
Clear Fork
Upper Spraberry
Jo Mill
Lower Spraberry
Dean
Wolfcamp A
Wolfcamp B
Wolfcamp C
Cline
Strawn
Atoka
Mississippian

- Most Permian companies have been exploiting "Wolfcamp" or "Clear Fork" plays using inexpensive vertical wells with multiple frac zones
- In some cases, these same zones are amenable to much more effective horizontal techniques (recent completions in the Wolfcamp/Spraberry have yielded IP of 500-3600 Boepd)
- Further upside still can come from successfully exploiting "behind the pipe" pay-zones such as the Mississippian or Cline using new technologies